SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2002

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under an Pooling and Servicing Agreement, dated as of December 1, 2002, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2002-RS7)

                   Residential Asset Mortgage Products, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                           333-86786                 41-1955181
--------                           ---------                 ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota              55437
----------------------              -----
(Address of Principal              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

Item 5. Other Events.
        ------------

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Securities and Exchange Commission on May 13, 2002), as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2002 (which was filed with the Securities and Exchange Commission on August 14, 2002), and as of September 30, 2002 and for the periods ending September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14, 2002), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and November 20, 2002 as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601 (a) of
                           Regulation S-K
Exhibit No.                Exhibit No.               Description
-----------                -----------               -----------
1                          23                        Consent of KPMG LLP,
                                                     independent auditors of Ambac Assurance
                                                     Corporation and subsidiaries with
                                                     respect to the Residential Asset Mortgage Products, Inc.
                                                     Mortgage Asset-Backed Pass-Through Certificates,
                                                     Series 2002-RS7.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

                                                   By: /s/ Michael Mead
                                                       ----------------------
                                                   Name:   Michael Mead
                                                   Title:  Vice President

Dated: December 27, 2002

                                  EXHIBIT INDEX

                  Item 601 (a) of                                                       Sequentially
Exhibit           Regulation S-K                                                        Numbered
Number            Exhibit No.               Description                                 Page
------            -----------               -----------                                 ----
1                    23                     Independent Auditors' Consent               6